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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 8, 1997



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)




             Pennsylvania                 1-7410            25-1233834
     (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)            File Number)     Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania             15258
                   (Address of principal executive offices)   (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000